Exhibit 99.1

TABLE I - NON-DERIVATIVE SECURITIES ACQUIRED, DISPOSED OF, OR BENEFICIALLY OWNED

1. Title of Security (Instr. 3)	2. Transaction Date (Month/Day/Year)	2A. Deemed Execution Date, if any (Month/Day/Year)	3. Transaction Code (Instr. 8)		4. Securities Acquired (A) or Disposed Of (D) (Instr. 3, 4 and 5)			5. Amount of Securities Beneficially Owned Following Reported Transaction(s) (Instr. 3 and 4)	6. Ownership Form: Direct (D) or Indirect (I) (Instr. 4)	7. Nature of Indirect Beneficial Ownership (Instr. 4)
			Code	V	Amount	(A) or (D)	Price
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/21/2018		S		5	D	$12.735	99	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/27/2018		S		1	D	$12.5643	98	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/28/2018		S		1	D	$12.53	97	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	12/31/2018		S		2	D	$12.7	95	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/03/2019		P		1	A	$13.0146	96	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		P		5	A	$12.97	101	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		P		4,160	A	$12.86	4,261	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.9625	4,161	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		200	D	$12.96	3,961	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		300	D	$12.965	3,661	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.9625	3,561	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		200	D	$12.965	3,361	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.96	3,261	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.9625	3,161	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		700	D	$12.965	2,461	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.9625	2,361	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	2,261	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		400	D	$12.965	1,861	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.96	1,761	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	1,661	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		200	D	$12.965	1,461	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.9625	1,361	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.96	1,261	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	1,161	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.96	1,061	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	961	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	861	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	761	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.96	661	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	561	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	461	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	361	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	261	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		100	D	$12.965	161	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/04/2019		S		60	D	$12.965	101	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/14/2019		P		2	A	$13.28	103	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/22/2019		P		1	A	$13.4348	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/28/2019		P		100	A	$14.085	204	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/28/2019		P		800	A	$14.08	1,004	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/28/2019		S		800	D	$14.08	204	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/28/2019		S		100	D	$14.085	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/29/2019		P		1	A	$14.4428	105	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	03/29/2019		S		1	D	$14.435	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/06/2020		P		1	A	$15.36	105	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	01/10/2020		S		1	D	$15.48	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/06/2020		P		736	A	$13.96	840	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		24	D	$14.41	816	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		9	D	$14.49	807	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		18	D	$14.46	789	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		20	D	$14.46	769	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		18	D	$14.46	751	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		19	D	$14.46	732	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		55	D	$14.46	677	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		10	D	$14.48	667	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		23	D	$14.47	644	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		18	D	$14.47	626	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		24	D	$14.48	602	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		32	D	$14.48	570	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		22	D	$14.55	548	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		30	D	$14.54	518	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		18	D	$14.6	500	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		18	D	$14.6	482	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		46	D	$14.55	436	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		18	D	$14.56	418	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		39	D	$14.49	379	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		51	D	$14.48	328	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		22	D	$14.57	306	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		18	D	$14.57	288	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		45	D	$14.48	243	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/08/2020		S		9	D	$14.56	234	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		4	D	$14.71	230	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		5	D	$14.71	225	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.67	217	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.67	209	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		15	D	$14.67	194	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.65	186	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.66	178	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.65	170	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.66	162	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.66	154	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.66	146	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		4	D	$14.66	142	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		4	D	$14.65	138	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		4	D	$14.65	134	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		8	D	$14.65	126	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		5	D	$14.785	121	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		4	D	$14.78	117	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		4	D	$14.785	113	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		5	D	$14.79	108	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	07/09/2020		S		4	D	$14.79	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/30/2020		P		84	A	$15.4	188	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	09/30/2020		P		84	A	$15.4	272	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/07/2020		S		84	D	$15.21	188	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/08/2020		S		84	D	$15.43	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/24/2020		P		30	A	$15.2	134	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/30/2020		S		30	D	$15.25	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/03/2022		P		130	A	$10.2499	234	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/04/2022		S		130	D	$10.2205	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/12/2023		P		100	A	$10.34	204	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	06/13/2023		S		100	D	$10.2709	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	10/31/2023		P		2,000	A	$8.8693	2,104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/02/2023		S		2,000	D	$9.01	104	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾
Common Stock⁽¹⁾⁽²⁾⁽³⁾	11/09/2023		S		104	D	$9.48	0	I	See Footnotes ⁽¹⁾⁽²⁾⁽³⁾

Explanation of Responses:

1.  This statement is jointly filed by Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), and BofA Securities, Inc. (“BofA Securities”) (collectively, the “Reporting Persons”). Bank of America Corporation holds an indirect interest in the securities listed in this Report by virtue of its 100% ownership of its subsidiaries Merrill Lynch, and BofA Securities. Each Reporting Person disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein, if any, and this report shall not be deemed an admission that any such Reporting Person is the beneficial owner of, or has any pecuniary interest in, such securities for purposes of Securities Exchange Act of 1934 (the “Exchange Act”), or for any other purpose.
2.  Each Reporting Person declares that neither the filing of this statement nor anything herein shall be construed as an admission that such person is, for the purposes of Section 13(d) of the Exchange Act or any other purpose, (i) acting (or has agreed or is agreeing to act together with any other person) as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Issuer or otherwise with respect to the Issuer  or any securities of the Issuer or (ii) a member of any group with respect to the Issuer or any securities of the Issuer.
3.  Without conceding its status as a greater than 10% beneficial owner or that the reported transactions are subject to disclosure under Section 16(a) of the Exchange Act or short-swing profit recovery under Section 16(b) of the Exchange Act, the amount of profit potentially recoverable by the Issuer from the reported transactions in the event that the Reporting Persons were greater than 10% beneficial owners and the transactions were subject to Section 16(b) has been or will be remitted to the Issuer.

 **Intentional misstatements or omissions of facts constitute Federal Criminal Violations.
 See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).